Filed pursuant to Rule 497(a)
Registration No. 333-233317
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]
From: Daniel P Mead (BofA Securities Inc)
Bcc: Gregory Arning (BofA Securities Inc)
Subject: *** New Deal: BlackRock TCP Capital Corp (TCPC) ***

Issuer/Ticker	BlackRock TCP Capital Corp (TCPC)
Tenor	5 Year
Total Size	USD 50MM (New outstanding amount 200MM)
IPT	T + 250bps
Ratings	Moody’s (Exp): Baa3/Stable S&P (Exp): BBB-/Negative
Format	SEC Registered
Series of Notes
The Notes are a further issuance of the 3.900% Notes due 2024 that TCPC issued on August 23, 2019 in the aggregate principal amount of $150,000,000 (the “Existing 2024 Notes”). The Notes will be treated as a single series with the Existing 2024 Notes under the indenture and will have the same terms as the Existing 2024 Notes. The Notes offered hereby will have the same CUSIP number and will be fungible and rank equally with the Existing 2024 Notes

Ranking	Sr Unsecured Note
Settlement	T+5 (Nov 26, 2019)
Tap (Increase)	Yes TCPC 3.9 08/23/24 Corp
Coupon Type	Fixed
Maturity Date	Aug 23, 2024
Optional Redemption	- Make Whole Call
Book Runner(s)	Active: BofAS(Left Lead, B&D)
Use of Proceeds
To repay amounts outstanding under the Issuer’s revolving credit facilities (which will increase the funds under such revolving credit facilities available to the Issuer to make additional investments in portfolio companies in accordance with its investment objective) and for other general corporate purposes

Denominations	2,000 x 1,000
Sale into Canada	No
Covenants	Change of Control

-No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of BlackRock TCP Capital Corp before investing. The preliminary prospectus supplement dated November 19, 2019, together with the accompanying prospectus dated August 16, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about BlackRock TCP Capital Corp and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of BlackRock TCP Capital Corp and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

BlackRock TCP Capital Corp’s shelf registration statement relating to these securities is on file and was deemed immediately effective upon filing with the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from BofA Securities, Inc., by calling (800) 294-1322, or by email: dg.prospectus_requests@bofa.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM